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                                                                   EXHIBIT 10.40

                                                                  EXECUTION COPY

                               GUARANTY AGREEMENT

                  This Guaranty Agreement (the "Guaranty") is entered into as of November 28, 2001 among Asheville Packing Company, Inc. ("APC"), Clarence H. Cannon ("CHC"), Ralph E. Cannon ("REC"), Leona Benson Cannon ("LBC" and together with APC, CHC and REC, the "Sellers") and Momentum Food Service, Inc. ("Guarantor").

                  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in a certain stock purchase agreement with Gaby Holdings II LLC ("LLC"), dated the date hereof (the "Purchase Agreement"), attached hereto as Exhibit A.

                  As an inducement to Sellers to enter into the Purchase Agreement, the Guarantor is entering into this Guaranty and mortgaging to Sellers the Real Estate, as provided in the Mortgage attached hereto as Exhibit B.

                  The Guarantor herein guarantees the compliance of LLC's obligations under the Purchase Agreement; provided that this guaranty obligation is non recourse (as to Guarantor) and that the only recourse of Sellers in the event of a Default is to foreclose on the Real Estate. It is understood that no action shall be commenced by Sellers prior given 15 days notice to MFS of a Default under the Purchase Agreement, and such action can only be commenced then if the Default has not been cured.

                  The Guarantor waives notice of acceptance of the guaranty set forth herein and also presentment, demand, protest, notice of protest and notice of dishonor of any of the Obligations guaranteed hereunder.

                  The obligations of the Guarantors hereunder shall not be released, discharged or otherwise affected by any insolvency, bankruptcy reorganization or other similar proceeding affecting Guarantor or its assets.

                  All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (x) on the date of delivery, if delivered personally or by telecopier, receipt confirmed,
(y) on the second following business day, if delivered by a recognized overnight courier service, or (z) seven days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the addresses of the parties provided on the signature pages to this Agreement (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto).

                  This Guaranty shall be governed by and construed and enforced in accordance with, the laws of the State of North Carolina, without regard to conflicts of law principles, Any disputes with respect to the interpretation of this Guaranty or the rights and obligations of the parties hereto shall be exclusively brought in the U.S. District Court for the Western District of North Caroline or, if such Court lacks subject matter jurisdiction, in the court of general jurisdiction in Asheville, North Carolina, Each of the parties waives

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any right to object to the jurisdiction or venue of either of such Courts or to claim that such Courts are an inconvenient forum

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the date first above written.

                            MOMENTUM FOOD SERVICE INC.

                            By:
                                ----------------------------------------
                                Name:
                                Title:

                            Address:  362 Depot Street
                                      Asheville, North Carolina 28801
                                      Attention: President
                                      Tel:
                                      Fax:

                            With a copy to:

                                      Proskauer Rose LLP
                                      1585 Broadway
                                      New York, NY 10036
                                      Tel: (212) 969-3000
                                      Fax: (212) 969-2900
                                      Attention: David W. Sloan, Esq.

                            ASHEVILLE PACKING COMPANY, INC.

                            By: /s/ Ralph E. Cannon
                                ----------------------------------------
                                Name:
                                Title: President

                            Address:  457 Avery Creek Road
                                      Arden, NC 28704
                                      Attention: Ralph Cannon
                                      Tel: 828.258.1076
                                      Fax: 828.252.8309

                            With a copy to:

                                      Shuford, Best, Cagle and McClellan, P.A.
                                      PO Box 1530

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                                      Asheville, NC 28802
                                      Attention: Willian B. Cagle, Esq.
                                      Tel.: 828.258.2211
                                      Fax: 828.252.8309

                            /s/ Clarence H. Cannon:
                            -----------------------------------------------
                                CLARENCE H. CANNON:

                            Address:  457 Avery Creek Road
                                      Arden, NC 28704
                                      Tel: 828.258.1076
                                      Fax: 828.252.8309

                            With a copy to:

                                      Shuford, Best, Cagle and McClellan, P.A.
                                      PO Box 1530
                                      Asheville, NC 28802
                                      Attention: Willian B. Cagle, Esq.
                                      Tel.: 828.258.2211
                                      Fax: 828.252.8309

                            /s/ Ralph E. Cannon
                            -----------------------------------------------
                                RALPH E. CANNON

                            Address:  457 Avery Creek Road
                                      Arden, NC 28704
                                      Tel: 828.258. 1076
                                      Fax: 828.252.8309

                            With a copy to:

                                      Shuford, Best, Cagle and McClellan, P.A.
                                      PO Box 1530
                                      Asheville, NC 28802
                                      Attention: Willian B. Cagle, Esq.
                                      Tel.: 828.258.2211
                                      Fax: 828.252.8309

                            /s/ Leona Benson Cannon
                            -----------------------------------------------
                                LEONA BENSON CANNON

                                By /s/ Clarence H. Cannon

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                            Address:  457 Avery Creek Road
                                      Arden, NC 28704
                                      Tel.: 828.258.1076
                                      Fax: 828.252.8309

                            With a copy to:

                                      Shuford, Best, Cagle and McClellan, P.A.
                                      PO Box 1530                           '
                                      Asheville, NC 28802
                                      Attention: Willian B. Cagle, Esq.
                                      Tel.: 828.258.2211
                                      Fax: 828.252.8309